As filed with the Securities and Exchange Commission on December 20, 1999


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        ---------------------------------

       Date of Report (Date of earliest event reported): December 17, 1999


                        CHANDLER INSURANCE COMPANY, LTD.
             (Exact name of registrant as specified in its charter)


                                 Cayman Islands
                   (State or jurisdiction of incorporation)


               0-15286                                       N/A
       (Commission File Number)               (IRS Employer Identification No.)

      5th Floor Anderson Square
            P.O. Box 1854
  Grand Cayman, Cayman Islands B.W.I.                        N/A
(Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code:  (345) 949-8177

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Item 5.  Other Events
         ------------
         On December 17, 1999, Chandler Insurance Company, Ltd. ("Chandler" or the "Company") announced that on December 17, 1999 it acquired 1,471,700 shares of its own stock previously owned by affiliates of CenTra, Inc. ("CenTra") in exchange for payment of $10,105,625 (approximately $6.87 per share). This repurchase follows a December 9, 1999 transaction in which Chandler purchased 517,500 shares for $5,099,133 ($9.85 per share). All shares will be cancelled when formally transferred.

         The acquisitions were made to implement orders by a U.S. District
         Court in Nebraska ("Nebraska Court"). The Nebraska Court had ordered CenTra to divest all shares of Chandler owned or controlled by it or its affiliates. The CenTra owned shares represented approximately 45.1% of Chandler shares outstanding at the time. The repurchase of these shares will reduce the total number of outstanding common shares from 6,941,708 before the December 9, 1999 repurchase to 4,952,508 after the December 17th repurchase and cancellation of the shares and will reduce shareholders's equity by approximately $10.1 million. Based on an April 22, 1997 judgment by an Oklahoma Federal Court, Chandler had already recorded the return of the 517,500 shares as a decrease to shareholders' equity during the first quarter of 1997.

         A third share block owned by CenTra and affiliates consisting of 1,142,625 shares will be divested following a ruling on CenTra's appeal of a judgment entered by an Oklahoma Federal Court in April 1997. That judgment requires CenTra to transfer the shares to Chandler in exchange for payment of $6,882,500. Following the conclusion of the appeal, the Nebraska Court will determine the method of divestiture of these shares. Full implementation of NAICO's divestiture plan will result in the repurchase and cancellation of 3,131,825 shares and will reduce the total number of shares outstanding from 6,941,708 before the first repurchase to 3,809,883 following completion of all phases of the plan.

         Cautionary Statement

         Some of the statements made in this Form 8-K, as well as statements made by the Company in periodic press releases, oral statements made by the Company's officials to analysts and shareholders in the course of presentations about the Company and conference calls following earnings releases, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
         Such forward-looking statements involve known and unknown risks, uncertainties and other factors such as subsequent court rulings or other developments in the ongoing litigation described above.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.




                                        CHANDLER INSURANCE COMPANY, LTD.
Date:  December 20, 1999                By:  /s/ W. Brent LaGere
                                        -------------------------------------
                                        W. Brent LaGere
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)